Impairment Loss Related to the Acquisition of Pools Press	12 Months Ended
Jun. 30, 2013
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Note 4.  Impairment Loss Related to the Acquisition of Pools Press

During the year ended June 30, 2012, the Pools Press subsidiary continued to have losses, and the Company merged the operations of Pools Press into Reprints Desk.  At that time, the Company determined that it would no longer be practical to measure the operations of Pools Press.  Accordingly, the Company determined that the recorded value of goodwill of $233,385 that arose upon the acquisition of Pools Press should be impaired based upon its prior losses.  Accordingly, during the year ended June 30, 2012, the Company recorded an impairment loss of $233,385 that represents the impairment of the goodwill.  Pools provided printing services, specializing in reprints, until operations were discontinued in June 2013.